Exhibit 4.3(a)

[If the registered owner of this Master Global Note is The Depository Trust Company or a nominee thereof, the following legend is applicable: This Master Global Senior Note (this “Master Global Note”) is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued upon registration of transfer of, or in exchange for, or in lieu of, this certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

[If the registered owner of this Master Global Note is [ ] or a nominee thereof, the following legend is applicable: This Master Global Senior Note (this “Master Global Note”) is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of [ ] (the “Depositary”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued upon registration of transfer of, or in exchange for, or in lieu of, this certificate is registered in the name of [ ] or in such other name as is requested by an authorized representative of the Depositary (and any payment is made to [ ] or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, [ ], has an interest herein.]

THIS MASTER GLOBAL NOTE IS NOT A SAVINGS ACCOUNT OR A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY AND IS NOT AN OBLIGATION OF OR GUARANTEED BY U.S. BANCORP OR ANY OTHER BANKING OR NONBANKING AFFILIATE OF U.S. BANCORP.

THIS MASTER GLOBAL NOTE IS A DIRECT, UNCONDITIONAL, UNSECURED AND UNSUBORDINATED GENERAL OBLIGATION OF U.S. BANCORP.

REGISTERED

U.S. Bancorp
No. [____]	Medium-Term Note, Series EE (Senior) (Master Global Note)

This Master Global Note is a “master note,” which term means a Global Note that provides for incorporation therein of the terms and provisions of Debt Obligations by reference to the applicable Pricing Supplements, substantially as contemplated herein.

U.S. Bancorp, a corporation duly organized and existing under the laws of Delaware (the “Issuer”), for value received, hereby promises to pay to [_____] or its registered assigns: (i) on each principal payment date, including each amortization date, Redemption Date, repayment date, Stated Maturity, and extended maturity date, as applicable, of each obligation identified on the records of the Issuer (which records are maintained by U.S. Bank Trust Company, National Association or such other paying agent as designated in the applicable pricing supplement (the “Paying Agent”)) as being evidenced by this Master Global Note, the principal amount then due and payable for each such obligation, and (ii) on each Interest Payment Date, if any, the interest then due and payable on the principal amount for each such obligation. Payment shall be made by wire transfer of United States dollars to the registered owner, or immediately available funds or the equivalent to a party as authorized by the registered owner and in the currency other than United States dollars as provided for in each such obligation, by the applicable Paying Agent without the necessity of presentation and surrender of this Master Global Note.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS MASTER GLOBAL NOTE SET FORTH ON THE REVERSE HEREOF.

This Master Global Note is a valid and binding obligation of the Issuer.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Master Global Note shall not be entitled to any benefit under the Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: March 9, 2026

U.S. BANCORP

By:
Name:
Title:

Attest:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and issued pursuant to the within-mentioned Indenture.

Dated: March 9, 2026

CITIBANK, N.A., as Trustee

By:
Name:
Title:

Or by

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Authenticating Agent

By:
Name:
Title:

(Reverse of Note)

Medium-Term Notes, Series EE (Senior)

Section 1. General.

This Master Global Note evidences certain indebtedness (the “Debt Obligations”) of the Issuer, which shall form a part of the Issuer’s unsecured, unsubordinated medium-term notes, Series EE due nine months or more from the date of issue (“Series EE”), all issued or to be issued under and pursuant to that certain Indenture, dated as of October 1, 1991, as amended by a First Supplemental Indenture, dated as of April 21, 2017 (as so amended, and as the same may be further amended or supplemented from time to time, the “Indenture”), duly executed and delivered by the Issuer to Citibank, N.A., as trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto (including the Issuer’s Officers’ Certificate and Company Order, dated as of March 9, 2026 (the “Officers’ Certificate”), with respect to, among other things, the establishment of Medium-Term Notes, Series EE (Senior)) reference is hereby made for a description of the rights, duties and immunities thereunder of the Issuer, the Trustee and the holders of the Debt Obligations. For purposes hereof, references herein to the Indenture include the Indenture, as supplemented by the Officers’ Certificate.

As provided in the Indenture, the Debt Obligations may have different Maturities, may bear interest, if any, at different rates, may be subject to different redemption and repayment provisions, if any, may be subject to different sinking, purchase, or analogous funds, if any, may be subject to different covenants and events of default, and may otherwise vary as in the Indenture provided or permitted. The Debt Obligations as evidenced by this Master Global Note aggregated with any other indebtedness of the Issuer issued under Series EE are unlimited.

With respect to each Debt Obligation, the terms and provisions of such Debt Obligation set forth in the applicable pricing supplement (each, as it may be amended or supplemented, a “Pricing Supplement”) relating to such Debt Obligation, as filed by the Issuer with the Securities and Exchange Commission, together with the applicable terms and provisions set forth in the Prospectus Supplement, dated March 9, 2026 (the “Prospectus Supplement”), and the Prospectus, dated March 9, 2026, are hereby incorporated by reference herein and are deemed to be a part of this Master Global Note and are binding upon the parties hereto as though fully set forth herein as of the applicable issue date of such Debt Obligation (such date, the “Original Issue Date”). This Master Global Note may have such additional or different terms as are set forth in the applicable Pricing Supplement(s) with respect to each Debt Obligation. Any terms so set forth shall be deemed to add to, modify and/or supersede, as necessary, any other terms set forth in this Master Global Note, and in the case of any conflict between the terms and provisions of the applicable Pricing Supplement and the terms and provisions herein, the terms and provisions of the applicable Pricing Supplement shall control with respect to the relevant Debt Obligation. Without limiting the foregoing, in the case of each Debt Obligation, holders of beneficial interests in this Master Global Note are directed to the applicable Pricing Supplement for a description of terms and provisions of such Debt Obligation.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THE DEBT OBLIGATIONS SET FORTH IN THE RECORDS OF THE ISSUER MAINTAINED BY THE TRUSTEE, WHICH RECORDS CONSIST OF THE PRICING SUPPLEMENT(S) TO THE PROSPECTUS SUPPLEMENT AND PROSPECTUS RELATING TO EACH ISSUANCE OF DEBT OBLIGATIONS, AS FILED BY THE ISSUER WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH HEREIN AND SHALL COMPRISE A PART OF THIS MASTER GLOBAL NOTE.

1

TRANSFERS OF THIS MASTER GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC, AS DEPOSITARY (THE “DEPOSITARY”), OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS MASTER GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

No reference herein to the Indenture and no provision of this Master Global Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest, if any, on each Debt Obligation at the times, places, and rates, and in the coin or currency, identified on the records of the Issuer.

The Trustee (or other appropriate party under the Indenture) shall make appropriate entries to identify and reflect the issuance of any Debt Obligation represented by this Master Global Note and shall enter additional information with respect to such Debt Obligation, all in accordance with the Indenture and the instructions of the Issuer. In addition, the Security Registrar shall enter each Debt Obligation in the Security Register maintained by the Security Registrar, and the Trustee (or other appropriate party under the Indenture) shall make an appropriate notation in its records to reflect the issuance of any Debt Obligation represented by this Master Global Note.

At the request of the registered owner, the Issuer shall promptly issue and deliver one or more separate note certificates evidencing each Debt Obligation evidenced by this Master Global Note. As of the date any such note certificate or certificates are issued, the Debt Obligations evidenced thereby shall no longer be evidenced by this Master Global Note.

Beneficial interests in the Debt Obligations evidenced by this Master Global Note are exchangeable for definitive notes in registered form, of like tenor and of an equal aggregate principal amount, only if (a) (i) the Depositary notifies the Issuer that it is unwilling or unable to continue as Depositary for this Master Global Note, or (ii) if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, if then required by applicable law or regulation, and in either case, a successor depositary is not appointed by the Issuer within 90 days after receiving notice or becoming aware that the Depositary is unwilling or unable to continue as Depositary or is no longer so registered; (b) in the case of any other registered global note if (i) the clearing system(s) through which the notes are cleared and settled is closed for business for a continuous period of 14 days, other than by reason of holidays, statutory or otherwise; or (ii) the clearing system(s) through which the notes are cleared and settled announces an intention to cease business permanently or does in fact do so; (c) the Issuer in its sole discretion elects to issue definitive notes; or (d) after the occurrence of an Event of Default relating to a Debt Obligation evidenced by this Master Global Note, beneficial owners representing a majority in principal amount of such Debt Obligation advise the Depositary or other clearing system(s) through its participants to cease acting as depositary for such Debt Obligation evidenced by this Master Global Note. Any beneficial interests in such Debt Obligation that are exchangeable pursuant to the preceding sentence shall be exchangeable in whole for definitive notes in registered form, of like tenor and of an equal aggregate principal amount, in minimum denominations of U.S. $1,000 or integral multiples of U.S. $1,000 in excess thereof, unless otherwise specified in the applicable Pricing Supplement. Such definitive notes shall be registered in the name or names of such person or persons as the Depositary shall instruct the Security Registrar.

Prior to due presentment of this Master Global Note for registration of transfer, the Issuer, the Trustee or any agent of the Issuer or the Trustee may treat the holder in whose name this Master Global Note is registered as the owner hereof for all purposes, whether or not this Master Global Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary except as required by applicable law.

2

Section 2. Defined Terms.

Unless otherwise defined herein, all terms used in this Master Global Note which are defined in the Indenture or the Prospectus Supplement and/or the applicable Pricing Supplement shall have the respective meanings assigned to them in the Indenture or the Prospectus Supplement and/or the applicable Pricing Supplement, as applicable.

Section 3. Payments of Principal and Interest.

Unless otherwise specified in the applicable Pricing Supplement, the Issuer shall pay on the Stated Maturity (except to the extent redeemed or repaid prior to the Stated Maturity) the principal of each Debt Obligation, together with any premium thereon, and pay interest thereon accrued from, and including, the original issue date of such Debt Obligation (the “Original Issue Date”), except as otherwise specified in the Prospectus Supplement or applicable Pricing Supplement, or from, and including, the most recent Interest Payment Date to which interest has been paid or duly provided for, to, but excluding, the immediately succeeding Interest Payment Date, on such immediately succeeding Interest Payment Date, commencing with the Interest Payment Date immediately following the Original Issue Date, at the applicable rate, until the principal of such Debt Obligation is paid or made available for payment; provided, however, that if the Original Issue Date is between a Regular Record Date and an Interest Payment Date, interest payments will be made on the Interest Payment Date following the next succeeding Regular Record Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Master Global Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date immediately preceding such Interest Payment Date, which, unless otherwise specified in the applicable Pricing Supplement, shall be the fifteenth calendar day (whether or not a Business Day) immediately preceding such Interest Payment Date; provided, however, that interest payable on the Stated Maturity of any Debt Obligation or any applicable Redemption Date or repayment date shall be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the holder of this Master Global Note on such Regular Record Date and may be paid to the Person in whose name this Master Global Note (or one or more predecessor notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the holder of this Master Global Note not less than 10 days prior to such Special Record Date.

Determinations relating to the interest rate payable on a Debt Obligation, if any, shall be made, and interest, if any, payable on a Debt Obligation shall be calculated, as set forth in the Prospectus Supplement and/or the applicable Pricing Supplement. Principal of and premium, if any, and interest, if any, on Debt Obligations shall be paid on the dates, to the Persons and in the manner described in the Prospectus Supplement and/or the applicable Pricing Supplement.

Section 4. Redemption.

If so specified in the applicable Pricing Supplement, and in accordance with the terms and provisions thereof, a Debt Obligation may be redeemable prior to the Stated Maturity at the option of the Issuer on any Redemption Date(s) so specified or occurring within any period so specified within which Redemption Dates may occur, as a whole or in part (such redemption, an “Optional Redemption”), at the applicable Redemption Prices so specified in the applicable Pricing Supplement, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable in the case of any such redemption to the Holder of this Master Global Note (or one or more predecessor Notes) at the close of business on the relevant record dates referred to above, all as provided in the Indenture.

3

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 5 days but not more than 60 days before the Redemption Date to each holder of the Debt Obligations to be redeemed to the Person in whose name this Master Global Note is registered at such address as shall appear in the Security Register of the Issuer.

In the event of redemption of a Debt Obligation in part only, the unredeemed portion thereof shall be at least the minimum authorized denomination specified in the applicable Pricing Supplement, or if no such minimum denomination is so specified, U.S. $1,000. No note of a principal amount equal to or less than the minimum authorized denomination of such note will be redeemed in part, and any remaining principal amount of any such note shall be in authorized denominations. In the event of redemption of a Debt Obligation in part only, the unredeemed portion of that Debt Obligation shall continue to be represented by this Master Global Note and the applicable Pricing Supplement. The Trustee (or other appropriate party under the Indenture) shall note any such early redemption, whether in whole or in part, and the Security Registrar shall make appropriate modifications to the entry in the Security Register for the relevant Debt Obligation. Unless otherwise specified in the applicable Pricing Supplement, if less than all of a Debt Obligation is to be redeemed, the interests in such Debt Obligation to be redeemed shall be, for so long as this Master Global Note is held by the Depositary, selected in accordance with the procedures of the Depositary.

Unless the Issuer defaults in the payment of the applicable redemption price, on and after the Redemption Date, interest will cease to accrue on the applicable Debt Obligations or portions thereof called for redemption. On or prior to the Redemption Date, the Issuer will deposit with the applicable Paying Agent or the Trustee money sufficient to pay the redemption price of and accrued interest on the Debt Obligation to be redeemed on that date.

Any calculations in connection with any redemption will be made by the Issuer or its designee; provided, however, that such calculation shall not be a duty or obligation of the Trustee. Neither the Trustee nor the calculation agent shall be responsible for or have any responsibility to determine or make any calculations in connection with any redemption. The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent as specified in the applicable Pricing Supplement and, at the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions precedent included at our discretion shall be satisfied (or waived by the Issuer) or the Redemption Date may not occur and such notice may be rescinded if all such conditions precedent included at our discretion shall not have been satisfied (or waived by the Issuer).

If no optional Redemption Date(s) or periods within which one or more Redemption Dates may occur are set forth in the applicable Pricing Supplement, the relevant Debt Obligation may not be redeemed at the option of the Issuer prior to its Stated Maturity.

To the extent then required by applicable laws or regulations, any redemption of a Debt Obligation by the Issuer prior to the applicable Stated Maturity may be subject to the prior approval of the Federal Reserve Board or any other appropriate federal banking agency.

Section 5. Sinking Funds.

Unless otherwise specified in the applicable Pricing Supplement, the Debt Obligations under this Master Global Note will not be subject to any sinking fund.

4

Section 6. Principal Amount For Indenture Purposes.

For the purpose of determining whether holders of the requisite amount of the Series EE Notes, including the Debt Obligations as evidenced by this Master Global Note, Outstanding under the Indenture have made a demand, given a notice or waiver or taken any other action, the outstanding principal amount of this Master Global Note shall be deemed to be the aggregate principal amount outstanding of the Debt Obligations as evidenced by this Master Global Note.

Section 7. Modification and Waivers.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the notes of each series, including the Holders of the Debt Obligations, to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the holders of any notes, including the holders of Debt Obligations, at the time Outstanding. The Indenture also contains provisions permitting the holders of specified percentages in aggregate principal amount of the Debt Obligations of each series at the time Outstanding, on behalf of the holders of all Debt Obligations of such series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Master Global Note shall be conclusive and binding upon such holder and upon all future holders of this Master Global Note and of any Master Global Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Master Global Note. The determination of whether particular notes of each series, including the Debt Obligations, are “Outstanding” will be made in accordance with the Indenture.

No reference herein to the Indenture and no provision of this Master Global Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on each Debt Obligation at the times, places and rates, and in the coin or currency, identified on the records of the Issuer.

Section 8. Authorized Form and Denominations.

Unless otherwise set forth in the applicable Pricing Supplement, the Debt Obligations of this series are issuable only in fully registered form without coupons in denominations of U.S. $1,000 or any amount in excess of U.S. $1,000 which is an integral multiple of U.S. $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Debt Obligations of this series are exchangeable for a like aggregate principal amount of Debt Obligations of this series and of like tenor of a different authorized denomination, as requested by the holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Master Global Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Master Global Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

5

Section 9. Registration of Transfer.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Master Global Note is registrable in the Security Register of the Issuer, upon surrender of this Master Global Note for registration of transfer at the office or agency of the Issuer in any place where the principal of (and premium, if any) and interest on this Master Global Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Master Global Notes of this series and of like tenor of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

Section 10. Events of Default.

Unless otherwise specified in the applicable Pricing Supplement, an “Event of Default” with respect to the Debt Obligations of Series EE under this Master Global Note shall be as set forth in the Indenture, and upon the occurrence and continuance of an Event of Default with respect to the Debt Obligations of Series EE under this Master Global Note, the principal of such Debt Obligation under this Master Global Note may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture.

Section 11. Governing Law.

This Master Global Note shall be governed by and construed in accordance with the laws of the State of New York.

6

ASSIGNMENTS

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto

(Name, Address, and Taxpayer Identification Number of Assignee)

the Master Global Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Master Global Note on the books of the Issuer with full power of substitution in the premises.

Dated:____________________
(Signature)

Signature(s) Guaranteed:	NOTICE: The signature on this assignment must correspond with the name as written upon the face of this Master Global Note, in every particular, without alteration or enlargement or any change whatsoever.

7

ANNEX A

Pricing Supplement (SEC Accession Number)	CUSIP Number and Title of Debt Obligation	Principal Amount of Debt Obligation	Original Issue Date	Decrease in Principal Amount	Increase in Principal Amount	Effective Date of Increase or Decrease	Trustee Notation

Exhibit 4.3(b)

[If the registered owner of this Master Global Note is The Depository Trust Company or a nominee thereof, the following legend is applicable: This Master Global Senior Note (this “Master Global Note”) is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued upon registration of transfer of, or in exchange for, or in lieu of, this certificate is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

[If the registered owner of this Master Global Note is [ ] or a nominee thereof, the following legend is applicable: This Master Global Senior Note (this “Master Global Note”) is a Global Security within the meaning of the Indenture referred to herein and is registered in the name of a Depositary or a nominee of a Depositary. Unless this certificate is presented by an authorized representative of [ ] (the “Depositary”) to the issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued upon registration of transfer of, or in exchange for, or in lieu of, this certificate is registered in the name of [ ] or in such other name as is requested by an authorized representative of the Depositary (and any payment is made to [ ] or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, [ ], has an interest herein.]

THIS MASTER GLOBAL NOTE IS NOT A SAVINGS ACCOUNT OR A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY AND IS NOT AN OBLIGATION OF OR GUARANTEED BY U.S. BANCORP OR ANY OTHER BANKING OR NONBANKING AFFILIATE OF U.S. BANCORP.

THIS MASTER GLOBAL NOTE IS A DIRECT, UNCONDITIONAL, UNSECURED AND SUBORDINATED GENERAL OBLIGATION OF U.S. BANCORP. THE INDEBTEDNESS OF U.S. BANCORP EVIDENCED BY THIS MASTER GLOBAL NOTE, INCLUDING THE PRINCIPAL AND ANY PREMIUM AND INTEREST THEREON, IS, TO THE EXTENT AND IN THE MANNER SET FORTH IN THE INDENTURE, SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO U.S. BANCORP’S OBLIGATIONS TO HOLDERS OF SENIOR INDEBTEDNESS, AS DEFINED IN THE INDENTURE, AND EACH HOLDER OF THIS NOTE, BY THE ACCEPTANCE HEREOF, AGREES TO AND SHALL BE BOUND BY SUCH PROVISIONS OF THE INDENTURE.

REGISTERED	U.S. Bancorp
No. [___]	Medium-Term Note, Series FF (Subordinated) (Master Global Note)

This Master Global Note is a “master note,” which term means a Global Note that provides for incorporation therein of the terms and provisions of Debt Obligations by reference to the applicable Pricing Supplements, substantially as contemplated herein.

U.S. Bancorp, a corporation duly organized and existing under the laws of Delaware (the “Issuer”), for value received, hereby promises to pay to [_____] or its registered assigns: (i) on each principal payment date, including each amortization date, Redemption Date, repayment date, Stated Maturity, and extended maturity date, as applicable, of each obligation identified on the records of the Issuer (which records are maintained by U.S. Bank Trust Company, National Association or such other paying agent as designated in the applicable pricing supplement (the “Paying Agent”)) as being evidenced by this Master Global Note, the principal amount then due and payable for each such obligation, and (ii) on each Interest Payment Date, if any, the interest then due and payable on the principal amount for each such obligation. Payment shall be made by wire transfer of United States dollars to the registered owner, or immediately available funds or the equivalent to a party as authorized by the registered owner and in the currency other than United States dollars as provided for in each such obligation, by the applicable Paying Agent without the necessity of presentation and surrender of this Master Global Note.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS MASTER GLOBAL NOTE SET FORTH ON THE REVERSE HEREOF.

This Master Global Note is a valid and binding obligation of the Issuer.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Master Global Note shall not be entitled to any benefit under the Indenture, as defined on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: March 9, 2026

U.S. BANCORP

By:
Name:
Title:

Attest:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and issued pursuant to the within-mentioned Indenture.

Dated: March 9, 2026

CITIBANK, N.A., as Trustee

By:
Name:
Title:

Or by

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Authenticating Agent

By:
Name:
Title:

(Reverse of Note)

Medium-Term Notes, Series FF (Subordinated)

Section 1. General.

This Master Global Note evidences certain indebtedness (the “Debt Obligations”) of the Issuer, which shall form a part of the Issuer’s unsecured, subordinated medium-term notes, Series FF due nine months or more from the date of issue (“Series FF”), all issued or to be issued under and pursuant to that certain Indenture, dated as of October 1, 1991, as amended by a First Supplemental Indenture, dated as of April 1, 1993, and a Second Supplemental Indenture, dated as of April 21, 2017 (as so amended, and as the same may be further amended or supplemented from time to time, the “Indenture”), duly executed and delivered by the Issuer to Citibank, N.A., as trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto (including the Issuer’s Officers’ Certificate and Company Order, dated as of March 9, 2026 (the “Officers’ Certificate”), with respect to, among other things, the establishment of Medium-Term Notes, Series FF (Subordinated)) reference is hereby made for a description of the rights, duties and immunities thereunder of the Issuer, the Trustee and the holders of the Debt Obligations. For purposes hereof, references herein to the Indenture include the Indenture, as supplemented by the Officers’ Certificate.

The indebtedness evidenced by this Master Global Note is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of the principal of and premium, if any, and interest on all Senior Indebtedness of the Issuer, and each Holder of this Master Global Note, by accepting the same, agrees to and shall be bound by the provisions of the Indenture and authorizes and directs the Trustee on its behalf to take such actions as may be necessary or appropriate to acknowledge or effectuate the subordination of this Master Global Note as provided in the Indenture and appoints the Trustee its attorney-in-fact for any and all such purposes.

The indebtedness evidenced by this Master Global Note is issued subject to the provisions of the Indenture regarding payments to creditors in respect of General Obligations. In particular, the Indenture provides that if upon the occurrence of certain events of bankruptcy or insolvency relating to the Issuer, there remains, after giving effect to the subordination provisions referred in the preceding paragraph, any amount of cash, property or securities available for payment or distribution in respect of this Master Global Note (as defined in the Indenture, “Excess Proceeds”), and if, at such time, any creditors in respect of General Obligations have not received payment in full of all amounts due or to become due on or in respect of such General Obligations, then such Excess Proceeds shall first be applied to pay or provide for the payment in full of such General Obligations before any payment or distribution may be made in respect of this Master Global Note. This paragraph shall immediately and automatically terminate, be null and void ab initio and have no further effect upon the occurrence of a Termination Event (as defined in the Indenture).

As provided in the Indenture, the Debt Obligations may have different Maturities, may bear interest, if any, at different rates, may be subject to different redemption and repayment provisions, if any, may be subject to different sinking, purchase, or analogous funds, if any, may be subject to different covenants and events of default, and may otherwise vary as in the Indenture provided or permitted. The Debt Obligations as evidenced by this Master Global Note aggregated with any other indebtedness of the Issuer issued under Series FF are unlimited.

With respect to each Debt Obligation, the terms and provisions of such Debt Obligation set forth in the applicable pricing supplement (each, as it may be amended or supplemented, a “Pricing Supplement”) relating to such Debt Obligation, as filed by the Issuer with the Securities and Exchange Commission, together with the applicable terms and provisions set forth in the Prospectus Supplement, dated March 9,

2026 (the “Prospectus Supplement”), and the Prospectus, dated March 9, 2026, are hereby incorporated by reference herein and are deemed to be a part of this Master Global Note and are binding upon the parties hereto as though fully set forth herein as of the applicable issue date of such Debt Obligation (such date, the “Original Issue Date”). This Master Global Note may have such additional or different terms as are set forth in the applicable Pricing Supplement(s) with respect to each Debt Obligation. Any terms so set forth shall be deemed to add to, modify and/or supersede, as necessary, any other terms set forth in this Master Global Note, and in the case of any conflict between the terms and provisions of the applicable Pricing Supplement and the terms and provisions herein, the terms and provisions of the applicable Pricing Supplement shall control with respect to the relevant Debt Obligation. Without limiting the foregoing, in the case of each Debt Obligation, holders of beneficial interests in this Master Global Note are directed to the applicable Pricing Supplement for a description of terms and provisions of such Debt Obligation.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THE DEBT OBLIGATIONS SET FORTH IN THE RECORDS OF THE ISSUER MAINTAINED BY THE TRUSTEE, WHICH RECORDS CONSIST OF THE PRICING SUPPLEMENT(S) TO THE PROSPECTUS SUPPLEMENT AND PROSPECTUS RELATING TO EACH ISSUANCE OF DEBT OBLIGATIONS, AS FILED BY THE ISSUER WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH HEREIN AND SHALL COMPRISE A PART OF THIS MASTER GLOBAL NOTE.

TRANSFERS OF THIS MASTER GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC, AS DEPOSITARY (THE “DEPOSITARY”), OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS MASTER GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE.

No reference herein to the Indenture and no provision of this Master Global Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest, if any, on each Debt Obligation at the times, places, and rates, and in the coin or currency, identified on the records of the Issuer.

The Trustee (or other appropriate party under the Indenture) shall make appropriate entries to identify and reflect the issuance of any Debt Obligation represented by this Master Global Note and shall enter additional information with respect to such Debt Obligation, all in accordance with the Indenture and the instructions of the Issuer. In addition, the Security Registrar shall enter each Debt Obligation in the Security Register maintained by the Security Registrar, and the Trustee (or other appropriate party under the Indenture) shall make an appropriate notation in its records to reflect the issuance of any Debt Obligation represented by this Master Global Note.

At the request of the registered owner, the Issuer shall promptly issue and deliver one or more separate note certificates evidencing each Debt Obligation evidenced by this Master Global Note. As of the date any such note certificate or certificates are issued, the Debt Obligations evidenced thereby shall no longer be evidenced by this Master Global Note.

Beneficial interests in the Debt Obligations evidenced by this Master Global Note are exchangeable for definitive notes in registered form, of like tenor and of an equal aggregate principal amount, only if (a) (i) the Depositary notifies the Issuer that it is unwilling or unable to continue as Depositary for this Master Global Note, or (ii) if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, if then required by applicable law or regulation, and in either case, a successor depositary is not appointed by the Issuer within 90 days after receiving notice or becoming aware that the Depositary is unwilling or unable to continue as Depositary or is no longer so registered; (b) in the case of any other registered global note if (i) the clearing system(s) through which the notes are cleared and settled is closed for business for a continuous period of 14 days, other than by reason of holidays, statutory or otherwise; or (ii) the clearing system(s) through which the notes are cleared and settled announces an intention to cease business permanently or does in fact do so; (c) the Issuer in its sole discretion elects to issue definitive notes; or (d) after the occurrence of an Event of Default relating to a Debt Obligation evidenced by this Master Global Note, beneficial owners representing a majority in principal amount of such Debt Obligation advise the Depositary or other clearing system(s) through its participants to cease acting as depositary for such Debt Obligation evidenced by this Master Global Note. Any beneficial interests in such Debt Obligation that are exchangeable pursuant to the preceding sentence shall be exchangeable in whole for definitive notes in registered form, of like tenor and of an equal aggregate principal amount, in minimum denominations of U.S. $1,000 or integral multiples of U.S. $1,000 in excess thereof, unless otherwise specified in the applicable Pricing Supplement. Such definitive notes shall be registered in the name or names of such person or persons as the Depositary shall instruct the Security Registrar.

Prior to due presentment of this Master Global Note for registration of transfer, the Issuer, the Trustee or any agent of the Issuer or the Trustee may treat the holder in whose name this Master Global Note is registered as the owner hereof for all purposes, whether or not this Master Global Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary except as required by applicable law.

Section 2. Defined Terms.

Unless otherwise defined herein, all terms used in this Master Global Note which are defined in the Indenture or the Prospectus Supplement and/or the applicable Pricing Supplement shall have the respective meanings assigned to them in the Indenture or the Prospectus Supplement and/or the applicable Pricing Supplement, as applicable.

Section 3. Payments of Principal and Interest.

Unless otherwise specified in the applicable Pricing Supplement, the Issuer shall pay on the Stated Maturity (except to the extent redeemed or repaid prior to the Stated Maturity) the principal of each Debt Obligation, together with any premium thereon, and pay interest thereon accrued from, and including, the original issue date of such Debt Obligation (the “Original Issue Date”), except as otherwise specified in the Prospectus Supplement or applicable Pricing Supplement, or from, and including, the most recent Interest Payment Date to which interest has been paid or duly provided for, to, but excluding, the immediately succeeding Interest Payment Date, on such immediately succeeding Interest Payment Date, commencing with the Interest Payment Date immediately following the Original Issue Date, at the applicable rate, until the principal of such Debt Obligation is paid or made available for payment; provided, however, that if the Original Issue Date is between a Regular Record Date and an Interest Payment Date, interest payments will be made on the Interest Payment Date following the next succeeding Regular Record Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Master Global Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date immediately preceding such Interest Payment Date, which, unless otherwise specified in the applicable Pricing Supplement, shall be the fifteenth calendar day (whether or not a Business Day) immediately preceding such Interest Payment Date; provided, however, that interest payable on the Stated Maturity of any Debt Obligation or any applicable Redemption Date or repayment date shall be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the holder of this Master Global Note on such Regular Record Date and may be paid to the Person in whose name this Master Global Note (or one or more predecessor notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the holder of this Master Global Note not less than 10 days prior to such Special Record Date.

Determinations relating to the interest rate payable on a Debt Obligation, if any, shall be made, and interest, if any, payable on a Debt Obligation shall be calculated, as set forth in the Prospectus Supplement and/or the applicable Pricing Supplement. Principal of and premium, if any, and interest, if any, on Debt Obligations shall be paid on the dates, to the Persons and in the manner described in the Prospectus Supplement and/or the applicable Pricing Supplement.

Section 4. Redemption.

If so specified in the applicable Pricing Supplement, and in accordance with the terms and provisions thereof, a Debt Obligation may be redeemable prior to the Stated Maturity at the option of the Issuer on any Redemption Date(s) so specified or occurring within any period so specified within which Redemption Dates may occur, as a whole or in part (such redemption, an “Optional Redemption”), at the applicable Redemption Prices so specified in the applicable Pricing Supplement, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable in the case of any such redemption to the Holder of this Master Global Note (or one or more predecessor Notes) at the close of business on the relevant record dates referred to above, all as provided in the Indenture.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 5 days but not more than 60 days before the Redemption Date to each holder of the Debt Obligations to be redeemed to the Person in whose name this Master Global Note is registered at such address as shall appear in the Security Register of the Issuer.

In the event of redemption of a Debt Obligation in part only, the unredeemed portion thereof shall be at least the minimum authorized denomination specified in the applicable Pricing Supplement, or if no such minimum denomination is so specified, U.S. $1,000. No note of a principal amount equal to or less than the minimum authorized denomination of such note will be redeemed in part. In the event of redemption of a Debt Obligation in part only, the unredeemed portion of that Debt Obligation shall continue to be represented by this Master Global Note and the applicable Pricing Supplement. The Trustee (or other appropriate party under the Indenture) shall note any such early redemption, whether in whole or in part, and the Security Registrar shall make appropriate modifications to the entry in the Security Register for the relevant Debt Obligation. Unless otherwise specified in the applicable Pricing Supplement, if less than all of a Debt Obligation is to be redeemed, the interests in such Debt Obligation to be redeemed shall be, for so long as this Master Global Note is held by the Depositary, selected in accordance with the procedures of the Depositary.

Unless the Issuer defaults in the payment of the applicable redemption price, on and after the Redemption Date, interest will cease to accrue on the applicable Debt Obligations or portions thereof called for redemption. On or prior to the Redemption Date, the Issuer will deposit with the applicable Paying Agent or the Trustee money sufficient to pay the redemption price of and accrued interest on the Debt Obligation to be redeemed on that date.

Any calculations in connection with any redemption will be made by the Issuer or its designee; provided, however, that such calculation shall not be a duty or obligation of the Trustee. Neither the Trustee nor the calculation agent shall be responsible for or have any responsibility to determine or make any calculations in connection with any redemption. The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent as specified in the applicable Pricing Supplement and, at the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions precedent included at our discretion shall be satisfied (or waived by the Issuer) or the Redemption Date may not occur and such notice may be rescinded if all such conditions precedent included at our discretion shall not have been satisfied (or waived by the Issuer).

If no optional Redemption Date(s) or periods within which one or more Redemption Dates may occur are set forth in the applicable Pricing Supplement, the relevant Debt Obligation may not be redeemed at the option of the Issuer prior to its Stated Maturity.

To the extent then required by applicable laws or regulations, any redemption of a Debt Obligation by the Issuer prior to the applicable Stated Maturity may be subject to the prior approval of the Federal Reserve Board or any other appropriate federal banking agency.

Section 5. Sinking Funds.

Unless otherwise specified in the applicable Pricing Supplement, the Debt Obligations under this Master Global Note will not be subject to any sinking fund.

Section 6. Principal Amount For Indenture Purposes.

For the purpose of determining whether holders of the requisite amount of the Series FF Notes, including the Debt Obligations as evidenced by this Master Global Note, Outstanding under the Indenture have made a demand, given a notice or waiver or taken any other action, the outstanding principal amount of this Master Global Note shall be deemed to be the aggregate principal amount outstanding of the Debt Obligations as evidenced by this Master Global Note.

Section 7. Modification and Waivers.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the notes of each series, including the Holders of the Debt Obligations, to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the notes at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the holders of any notes, including the holders of Debt Obligations, at the time Outstanding. The Indenture also contains provisions permitting the holders of specified percentages in aggregate principal amount of the Debt Obligations of each series at the time Outstanding, on behalf of the holders of all Debt Obligations of such series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the holder of this Master Global Note shall be conclusive and binding upon such holder and upon all future holders of this Master Global Note and of any Master Global Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Master Global Note. The determination of whether particular notes of each series, including the Debt Obligations, are “Outstanding” will be made in accordance with the Indenture.

Subject to the rights of holders of Senior Indebtedness and General Obligations of the Issuer set forth in this Master Global Note and as provided in the Indenture, no reference herein to the Indenture and no provision of this Master Global Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on each Debt Obligation at the times, places, and rates, and in the coin or currency, identified on the records of the Issuer.

Section 8. Authorized Form and Denominations.

Unless otherwise set forth in the applicable Pricing Supplement, the Debt Obligations of this series are issuable only in fully registered form without coupons in denominations of U.S. $1,000 or any amount in excess of U.S. $1,000 which is an integral multiple of U.S. $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Debt Obligations of this series are exchangeable for a like aggregate principal amount of Debt Obligations of this series and of like tenor of a different authorized denomination, as requested by the holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Master Global Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Master Global Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

Section 9. Registration of Transfer.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Master Global Note is registrable in the Security Register of the Issuer, upon surrender of this Master Global Note for registration of transfer at the office or agency of the Issuer in any place where the principal of (and premium, if any) and interest on this Master Global Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security Registrar duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Master Global Notes of this series and of like tenor of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

Section 10. Events of Default.

Unless otherwise specified in the applicable Pricing Supplement, an “Event of Default” with respect to the Debt Obligations of Series FF under this Master Global Note shall be as set forth in the Indenture, and upon the occurrence and continuance of an Event of Default with respect to the Debt Obligations of Series FF under this Master Global Note, the principal of such Debt Obligations under this Master Global Note may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture.

Section 11. Governing Law.

This Master Global Note shall be governed by and construed in accordance with the laws of the State of New York.

ASSIGNMENTS

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto

(Name, Address, and Taxpayer Identification Number of Assignee)

the Master Global Note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Master Global Note on the books of the Issuer with full power of substitution in the premises.

Dated:____________________
(Signature)

Signature(s) Guaranteed:	NOTICE: The signature on this assignment must correspond with the name as written upon the face of this Master Global Note, in every particular, without alteration or enlargement or any change whatsoever.

ANNEX A

Pricing Supplement (SEC Accession Number)	CUSIP Number and Title of Debt Obligation	Principal Amount of Debt Obligation	Original Issue Date	Decrease in Principal Amount	Increase in Principal Amount	Effective Date of Increase or Decrease	Trustee Notation